<u>PROMISSORY NOTE</u>

$4,994,000.00

Dated: December 17, 2007
PALM BEACH GARDENS, FL

FOR VALUE RECEIVED, the undersigned, **RYAN SEDDON**, (the "Borrower"), promises to pay to the order of **RICARDO SAHBA**, individually, or his assigns, (the "Holder") the sum of Four Million, Nine Hundred, Ninety-Four Thousand, and 00/100 Dollars ($4,994,000.00), subject to adjustment as provided below, at 9340 Nugent Trail, West Palm Beach, Florida, or such other place as the holder hereof may designate in writing as follows:

The Principal amount, as adjusted, shall be paid on installments which shall be due as follows:

A. Until paid in full, Borrower agrees to pay the sum of $1,000.00 on December 1 of each year beginning December 1, 2008, and

B. In addition, Borrower agrees to pay the net proceeds from the sale of any one or more of the 9,988,000 shares of **SURGE SOLUTIONS GROUP, INC.** transferred to Borrower by Holder or any successor interest which such shares are exchanged for by **RYAN SEDDON** within 10 days of the settlement of any sale of shares or property subject to this note. By way of example, if the shares of **SURGE SOLUTIONS GROUP, INC.** are exchanged for stock in another company, upon the sale of any one or more shares of the newly acquired shares Borrower shall pay to Holder an installment payment equal to the sales proceeds received by Borrower for the newly acquired shares. Since the actual sales price for the shares of **SURGE SOLUTIONS GROUP, INC.** or any other shares acquired by the exchange of such shares cannot be determined, the Borrower and Holder acknowledge that Holder may receive more than the face value of this note, or the Holder may receive less than the face value of this note. Borrower shall not be obligated to pay any more than the actual consideration received from the sale of **SURGE SOLUTIONS GROUP, INC.** or any other shares acquired by the exchange of such shares to the Holder, reduced by any payments paid pursuant to paragraph A. which have not already been allocated to another payment made pursuant to this paragraph B. Borrower agrees not to transfer for less than full and adequate consideration any property subject to this note, and if any property is transferred for less than full and adequate consideration, Holder shall be entitled to receive the full fair market value of such property transferred as an installment. The installments payable by Borrower to Holder shall be made within 10 days of the settlement of any sale of shares subject to this note.

Borrower shall advise Holder of any transactions relating to the **SURGE SOLUTIONS GROUP, INC.** shares which Borrower purchased from Holder or any successor interest for which such shares are exchanged, and upon request, Borrower shall provide an accounting of the shares of **SURGE SOLUTIONS GROUP, INC.** shares which Borrower purchased from Holder and any successor interest which are received in exchange for such shares. In addition, Borrower agrees to provide security for the payment obligations contained herein upon the request of the Holder of this note by granting a secured interest in any and all shares of **SURGE SOLUTIONS GROUP, INC.** shares which Borrower purchased from Holder or any successor interest for which such shares are

exchanged. The failure to make any payment required herein or provide a security interest as required hereby shall constitute a default pursuant to this note. In the event of a default, Holder shall be entitled to interest on any amounts due and owing at a rate equal to 21% per annum.

The Borrower waives notice, demand, and protest. Failure of the holder of this Note to exercise any rights, powers, and/or remedies hereunder shall not constitute a waiver of the right to exercise the same at that or any future time. All rights and remedies of the holder hereof for default hereunder shall be cumulative to the greatest extend permitted by law.

The Borrower agrees to pay on demand all costs and expense, if any, including reasonable attorney fees and expenses, in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of this Note, including appellate fees.

This Note shall bind the Borrower and the Borrower's respective successors and assigns. This Note shall be governed by the laws of the State of Florida.

Ryan Seddon

Ryan Seddon

PROMISSORY NOTE

$4,994,000.00 **Dated: ___________**
PALM BEACH GARDENS, FL

FOR VALUE RECEIVED, the undersigned, **RYAN SEDDON**, (the "Borrower"), promises to pay to the order of **RICARDO SAHBA**, individually, or his assigns, (the "Holder") the sum of Four Million, Nine Hundred, Ninety-Four Thousand, and 00/100 Dollars ($4,994,000.00), subject to adjustment as provided below, at 9340 Nugent Trail, West Palm Beach, Florida, or such other place as the holder hereof may designate in writing as follows:

The Principal amount, as adjusted, shall be paid on installments which shall be due on the sale of any one or more of the 9,988,000 shares of **SURGE SOLUTIONS GROUP, INC.** or any successor interest which such shares are exchanged for by **RYAN SEDDON**. By way of example, if the shares of **SURGE SOLUTIONS GROUP, INC.** are exchanged for stock in another company, upon the sale of any one or more shares of the newly acquired shares Borrower shall pay to Holder an installment payment equal to the sales proceeds received by Borrower for the newly acquired shares. Since the actual sales price for the shares of **SURGE SOLUTIONS GROUP, INC.** or any other shares acquired by the exchange of such shares cannot be determined, the Borrower and Holder acknowledge that Holder may receive more than the face value of this note, or the Holder may receive less than the face value of this note. Borrower shall not be obligated to pay any more than the actual consideration received from the sale of **SURGE SOLUTIONS GROUP, INC.** or any other shares acquired by the exchange of such shares to the Holder. Borrower agrees not to transfer for less than full and adequate consideration any property subject to this note, and if any property is transferred for less than full and adequate consideration, Holder shall be entitled to receive the full fair market value of such property transferred as an installment. The installments payable by Borrower to Holder shall be made within 10 days of the settlement of any sale of shares subject to this note. Borrower shall advise Holder of any transactions relating to the **SURGE SOLUTIONS GROUP, INC.** shares which Borrower purchased from Holder or any successor interest for which such shares are exchanged, and upon request, Borrower shall provide an accounting of the shares of **SURGE SOLUTIONS GROUP, INC.** shares which Borrower purchased from Holder and any successor interest which are received in exchange for such shares. In addition, Borrower agrees to provide security for the payment obligations contained herein upon the request of the Holder of this note by granting a secured interest in any and all shares of **SURGE SOLUTIONS GROUP, INC.** shares which Borrower purchased from Holder or any successor interest for which such shares are exchanged. The failure to make any payment required herein or provide a security interest as required hereby shall constitute a default pursuant to this note. In the event of a default, Holder shall be entitled to interest on any amounts due and owing at a rate equal to 21% per annum.

The Borrower waives notice, demand, and protest. Failure of the holder of this Note to exercise any rights, powers, and/or remedies hereunder shall not constitute a waiver of the right to exercise the same at that or any future time. All rights and remedies of the holder hereof for default hereunder shall be cumulative to the greatest extend permitted by law.

The Borrower agrees to pay on demand all costs and expense, if any, including reasonable attorney fees and expenses, in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of this Note, including appellate fees.

This Note shall bind the Borrower and the Borrower's respective successors and assigns. This Note shall be governed by the laws of the State of Florida and may be changed orally.

____

Ryan Seddon